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                                                                      EXHIBIT 23

                            Viisage Technology, Inc.

                   Consent of Independent Public Accountants
                   -----------------------------------------

As independent public accountants, we hereby consent to the incorporation by reference in this Form 10-K of our report dated February 7, 1997.


Arthur Andersen LLP



Boston, Massachusetts
March 28, 1997